UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2007

NEUROBIOLOGICAL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23280	94-3049219
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 800, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 595-6000

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the completion by Neurobiological Technologies, Inc. (the “Company”) of an underwritten public offering of 21,818,181 shares of common stock pursuant to the Company’s registration statement on Form S-1 (File No. 333-145403) on November 2, 2007 (the “Offering”), the Company and American Stock Transfer & Trust Company, as Rights Agent (“AST”), entered into an amendment (the “Amendment”) to the Rights Agreement dated as of May 19, 2005 between the Company and AST (the “Rights Agreement”). Immediately following the completion of the Offering, the Company had 26,903,053 shares of common stock outstanding.

Prior to effectiveness of the Amendment, the Rights Agreement provided that certain persons who become the beneficial owner of 15% or more of the then outstanding shares of common stock of the Company shall be deemed an “Acquiring Person.”

Biotechnology Value Fund, L.P., together with certain of its related entities (collectively, “BVF”), purchased in the Offering a number of shares of common stock that caused BVF to beneficially own more than 15% of the Company’s outstanding common stock immediately following the Offering. Accordingly, the Company and AST entered into the Amendment for the purpose of amending the Rights Agreement, effective immediately prior to the completion of the Offering, to (i) provide for an exception to the definition of “Acquiring Person” for a “Grandfathered Person,” so long as such person does not acquire greater than a specified “Grandfathered Percentage” (initially, 20.40% and subject to adjustment as set forth in the Amendment), of the Company’s common stock subject to certain limitations, (ii) provide that BVF is a “Grandfathered Person” subject to certain limitations, and (iii) provide for other modifications to the Rights Agreement consistent with the foregoing.

The Rights Agreement and the Amendment are filed as Exhibits 4.1 and 4.2 to this report and incorporated herein by reference. The above description of the material terms of the Amendment as they relate to the Rights Agreement is qualified in its entirety by reference to such exhibits.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed on September 12, 2007, the Company entered into a Securities Purchase Agreement with certain institutional investors, pursuant to which the Company issued and sold $6.0 million in principal amount of senior secured notes (the “Notes”) and 2,750,000 shares of common stock (prior to giving effect to a one-for-seven reverse split of the Company’s common stock on September 17, 2007). The Notes are payable on demand upon the earlier of: (i) January 15, 2008 or (ii) seven days after the closing of the Offering. Accordingly, the principal amount of the Notes, together with all interest accrued thereon, will be payable on demand on November 9, 2007. The Company expects that the Notes will be repaid by November 9, 2007.

The form of the Notes, together with the agreements and instruments entered into by the Company in connection with the issuance of the Notes, are filed as Exhibits 4.3 through 10.2 to this report and incorporated herein by reference. The above description of the acceleration of the Company’s payment obligations under the Notes is qualified in its entirety by reference to such exhibits.

Item 3.03	Material Modification to Rights of Security Holders

As indicated in the response to Item 1.01 of this Form 8-K, the Company and AST, as Rights Agent, have executed the Amendment. The Amendment modifies certain rights of holders of the Preferred Share Purchase Rights issued under the Rights Agreement and previously registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The description of such modifications contained in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1(1)	Rights Agreement, dated as of May 19, 2005, between Neurobiological Technologies, Inc. and American Stock Transfer & Trust Company as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Designation of Rights, Preferences and Privileges of Series RP Stock of Neurobiological Technologies, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Series RP Preferred Shares.

4.2(2)	Amendment No. 1 to Rights Agreement, dated November 2, 2007, by and between the Corporation and American Stock Transfer & Trust Company, as Rights Agent.

4.3(3)	Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture.

4.4(3)	First Supplemental Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture.

4.5(3)	Form of Senior Secured Note.

10.1(3)	Securities Purchase Agreement, dated as of September 12, 2007, by and among the Company and the purchasers listed therein.

10.2(3)	Security Agreement, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture.

(1)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form 8-A filed May 20, 2005 and is incorporated herein by reference.

(2)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form 8-A/A filed November 5, 2007 and is incorporated herein by reference.

(3)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed September 12, 2007 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 5, 2007

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:	/s/ Craig W. Carlson
Craig W. Carlson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1(1)	Rights Agreement, dated as of May 19, 2005, between Neurobiological Technologies, Inc. and American Stock Transfer & Trust Company as Rights Agent, which includes: as Exhibit A thereto, the Form of Certificate of Designation of Rights, Preferences and Privileges of Series RP Stock of Neurobiological Technologies, Inc.; as Exhibit B thereto, the Form of Right Certificate; and, as Exhibit C thereto, the Summary of Rights to Purchase Series RP Preferred Shares.

4.2(2)	Amendment No. 1 to Rights Agreement, dated November 2, 2007, by and between the Corporation and American Stock Transfer & Trust Company, as Rights Agent.

4.3(3)	Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture.

4.4(3)	First Supplemental Indenture, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture.

4.5(3)	Form of Senior Secured Note.

10.1(3)	Securities Purchase Agreement, dated as of September 12, 2007, by and among the Company and the purchasers listed therein.

10.2(3)	Security Agreement, dated as of September 12, 2007, by and between the Company and U.S. Bank National Association, as Trustee under the Indenture.

(1)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form 8-A filed May 20, 2005 and is incorporated herein by reference.

(2)	This exhibit is filed as an exhibit to the Registrant’s Registration Statement on Form 8-A/A filed November 5, 2007 and is incorporated herein by reference.

(3)	This exhibit is filed as an exhibit to the Registrant’s Current Report on Form 8-K filed September 12, 2007 and is incorporated herein by reference.